Exhibit 10-8

LEASE AGREEMENT

THIS LEASE is made this IMa day of Jwse; 2008, by and between PRUDENTIAL REALTY CO., AGENT FOR RIVERTECH ASSOCIATES, L. P., a Pennsylvania Limited Partnership, with a business address of 3700 South Water Street, Suite 100, Pittsburgh, PA 15203 (the "Lessor"),

AND
HADDAD-WYLIE INDUSTRIES LLC (the "Lessee").
WITNESSETH:
EN" CONSIDERATION of the covenants and agreements set forth below and other good and valuable consideration, and intending to be legally bound hereby, the parties hereto agree as follows:

1. GENERAL INFORMATION. Capitalized terms used in this Article 1, if not otherwise.defined in Article 1, are defined below:

1.1 Leased Premises. The "Leased Premises" are 2,596 square feet, more or less, located in RIVERTECH OFFICE WORKS with an address of 3840 South Water Street,' Pittsburgh, PA 15203 (the "Office Building"), as shown on Exhibit A, the floor plan attached hereto. Exhibit C, site plan, shows the location of the leased premises in the Rivertech Office Works.

1.2 Construction Completion. The Completion Date of construction to be performed by Lessor shall be three (3) months after full execution of this Lease.

1.3 Initial Term. The initial term of this Lease shall be for a period often (10)
years.

1.4 Minimum Rent for Years 1 through 5. The Minimum Rental for Years 1 through 10 is as follows:

Years #1-5 $56,463.00 per year @ $4,705.25 per month Beginning 10/1/0.8* Years #5-10 $59,058.96 per year @ $4,921.58 per month Beginning 10/1/13

*or earlier "Commencement Date" determined to pursuant Section 3.1.

Upon execution of this Lease by Lessee, the first month's rent shall be due and payable.

Option Term Rent. The minimum rental for the five (5) year option term beginning October 1, 2018, and ending September 30, 2023, shall be market rent Lessee shall notify Lessor by April 1, 2018, if it intends to exercise the
1.1 Late Payment Charge. The Late Payment Charge imposed on amounts remaining unpaid when due under this Lease shall be an amount equal to Five Percent (5%) of the unpaid amount unless otherwise specifically provided herein.

1.2 Purpose, The purpose for which the Leased Premises can be used is general office use.

1.3 Lessee's Proportionate Share. Six and Ninety-Six Hundredths Percent (6.96%) calculated based upon dividing the amount of rentable square feet allocated to the Leased Premises by the total rentable square footage of Rivertech Office Works.

1.4 Security Deposit. Lessee shall pay a security deposit of FOUR THOUSAND SEVEN HUNDRED FIVE AND 25/100 DOLLARS ($4,705.25) at time of Lease signing.

1.5 Parking. Lessee shall have the use of eight (8) parking spaces in the lot. Additional parking spaces are available in the adjacent rear lot next to Building #6 at an additional cost of ONE HUNDRED DOLLARS ($100.00) per month per parking space.

1.6 Base Year. The Base Year for Common Area Charges as set forth in Section 8.3 shall be 2008. The Base Year for the Taxes due pursuant to Section 9.1 shall be 2008. The Taxes due in that Base Year shall equal the "Tax Base Year Amount."

2. LEASED PREMISES.

2.1 Lease. Lessor has leased, rented, let and leased unto said Lessee, its successors and assigns, and Lessee takes and hires from Lessor the Leased Premises located in the Office Building described in Article 1 above. If, after the completion of the work described in Exhibit B hereof, the actual measurement of the' Leased Premises differs by more than 5% from the amount set forth in Article 1 above, then the Minimum Rent (as defined below) shall be increased or decreased accordingly; otherwise there shall be no change in the Minimum Rent.

2.2 Buildouts. It is agreed that Lessor will complete certain buildout of the Leased Premises. Lessor and Lessee shall agree on the Plans and Specifications for the Buildout, which Plans and Specifications shall thereafter become a part of this Lease as shown in Exhibit B. If not sooner finalized, all Plans and Specifications shall be finalized within fifteen (15) days after written notice from Lessor. It is contemplated that the Leased Premises will be completed in their entirety on or before the "Completion Date," which date may be extended from time to time by matters beyond the Lessor's control. Lessee acknowledges that the Commencement Date established pursuant to Section 3.1 below shall not be delayed because of delays in the completion of work to be completed by Lessor, which delays are due to delays in the finalization of the Plans and Specifications by Lessee. In such event, Lessee shall comply with all other terms and conditions of this Agreement.

Tenant Improvements completed at Lessor's cost shall include:

Turnkey Build-out - per Exhibit "A" Floor Plan
• Eight (8) private offices
• 2-Restrooms
• 2-Kitchen areas
• 1-Conference Room
• 1 regular set of stairs (depending on code)
• 1 print / Fax Copy area
• 1 large open bull pen area
•	Loft wall outside Heather Wylie and Deric Haddad offices to be drywall and glass window
•	First Floor to be polished concrete and loft area to be carpeted with building standard carpeting
•	Option: If Lessee chooses to carpet a portion of first (1st) floor, Lessee's cost would be approximately $25.00 per yard installed (Building Standard).

If there are any additional items beyond the above listed tenant improvements, then those additional items would be at Lessee's cost

3. TERM.

3.1 Initial Term. The Initial Term of this Lease shall commence on the "Commencement Date," which shall be the earlier date that (a) Lessee occupies in the Leased Premises or (b) Lessor shall have completed its work substantially in accordance with the Plans and Specifications agreed to by the parties, but in any event, the Commencement Date shall be not later than October 1, 2008. When the Commencement Date of the term of this Lease has been so determined, the parties hereto shall, if requested by Lessor, within thirty (30) days thereafter, execute a written acknowledgment fixing such date as the Commencement Date of the Initial Term. In the event that Lessee fails to take possession and to open for business fully fixtured, and staffed on the Commencement Date, then Lessor shall have, in addition to any and all remedies herein provided, the right to immediately collect the Minimum Rent and other charges provided in this Lease.

4. RENT. Rent ("Rent") to be paid by Lessee to Lessor hereunder shall consist of Minimum Rent (as defined below) and Additional Rent (as defined below).

4.1. Minimum Rent. Lessee shall pay to Lessor a minimum guaranteed annual rental (the "Minimum Rent") as set forth in Article 1 above, in equal monthly installments, due on the 1st day of each calendar month during the Lease Term, in advance and without demand, beginning on the Commencement Date as set forth above. Any payment not received by the fifth (5th) of such calendar month shall be subject to a payment of the Late Payment Charge which shall be immediately due and payable.

3.2. Partial Month Payment of Rent. If the Commencement Date shall fall upon a day other than the first day of a calendar month, Lessee's first payment of Minimum Rent shall also include rent for the fractional portion of the month between the Commencement Date and the first day of the first full calendar month in the term, on a per diem basis, calculated on a thirty (30) day month.

3.3. Additional Rent. In addition to. the Minimum Rent, all other sums owed by Lessee to Lessor shall be deemed to be and shall become additional rent ("Additional Rent") whether or not the same be designated as such and shall be due and payable unless otherwise specified within thirty (30) days after invoice or written demand, whichever is sooner, without any deduction or set-off whatsoever except as set forth herein. All rights and remedies available to Lessor pursuant to this Lease or at law for the non-payment of Minimum Rent shall be equally applicable for the non-payment of Additional Rent and other charges hereunder. If Lessee fails to pay any and all Additional Rent when due herein, Lessee shall pay to Lessor in addition to all other amounts due a Late Payment Charge equivalent to five percent (5%) of the amounts that have not been timely paid on each such occasion that amounts are not timely paid. Such Late Payment Charge shall be due and payable with the next accruing installment of Minimum Rent or upon demand if there is no accruing installment of Minimum Rent thereafter due. Lessor, at Lessor's option, shall have the right to pay any sum or perform any act requiring the expenditures of monies by reason of the failure or neglect of Lessee to perform any of the provisions of this Lease to be performed by Lessee hereunder. In the event that Lessor shall so elect to make such payments or perform such acts requiring the expenditures of monies, Lessee agrees to pay to Lessor within ten (10) days after demand all such sums paid or expended together with interest thereon charged at a per annum rate equal to two percent (2%) over the prime rate of Mellon Bank, Pittsburgh, PA (the "Default Interest Rate") as such rate may change from time to time, which sums shall be deemed to be and shall become Additional Rent hereunder.

5. USE.

5.1. Purpose. Lessee agrees that the Leased Premises shall be occupied by no other person or entity except Lessee unless Lessee and affiliated entities has received the prior written consent of Lessor. Further, the Leased Premises shall only be used for the sole purpose (the "Purpose") set forth in Section 1.7 of Article 1.

5.2. Affirmative Covenants of Lessee. As long as Lessee is in possession of the Leased Premises, Lessee shall:

(1) Keep the Leased Premises in a neat, sanitary and safe condition in accordance with all laws and rules; Lessee will contract and pay for janitorial services for the leased premises;

(2) Conduct its operations on the Leased Premises in accordance with all applicable laws and rules;

(1) Pay prior to delinquency any and all income, corporate, franchise, excise, sales, employment, use and occupancy taxes, all withholdings, social security contributions, trust funds, contributions to health, welfare, benefit, pension, profit sharing and similar plans, and any and all taxes and assessments levied or assessed during the term hereof, or which do or may become liens against or upon all fixtures, furniture, equipment and any other personal property installed by or on behalf of Lessee or anyone holding all or any part of the Leased Premises through or under Lessee;

(2) Comply with all laws and ordinances of governmental authorities and all recommendations of the Fire Underwriters Rating Bureau and obtain at its expense each permit or license required under any statute or regulation applicable to any construction, occupancy, use, or activity by Lessee in the Leased Premises;

(3) Cause all freight to be delivered or removed and all garbage and refuse- to be stored and removed only in areas so designated by Lessor, which loading and storage shall not obstruct or interfere with the use of Common Areas;

(4) Use for office, clerical, storage or non-selling purposes only such space in the Leased Premises as is from time to time reasonably required for Lessee's business in the Leased Premises;

(5) Conform to all reasonable rules which Lessor may promulgate from time to time relative to the operation and use of the Office Building.

5.3 Negative Covenants of Lessee. During the term hereof or as long as Lessee is in possession of the Lease Premises, Lessee shall not:

(1) Perform any act or carry on any practice that may be a nuisance or detract from the attractiveness of the Office Building as a whole;

(2) Obstruct any Common Area (as defined below), sidewalk or entry way adjacent to the Leased Premises for any purposes;

(3) Solicit business or hold demonstrations in the parking or other Common Areas nor distribute any handbills or other advertising matter to, in, or upon any automobiles parked in the parking areas or in any other Common Areas.

5.4 Exclusive Uses. Notwithstanding the foregoing, Lessee agrees that it shall not use the Leased Premises in violation of any existing, exclusive uses or prohibitions or in violation of any future exclusive uses or prohibitions granted to any other Lessee of the Office Building.

5.5 Violation of Covenants. If Lessee shall violate any of the aforesaid affirmative or negative covenants, Lessee agrees to indemnify and hold Lessor harmless for and from all claims, liability, damages, costs, judgments, awards and expenses, including without limitation legal fees, litigation related expenses, and cost of enforcement in any manner related thereto. Lessor may, but is not obligated, to seek injunctive or other equitable relief (in addition to or in lieu of damages at law) to adjoin any existing, imminent or threatened violation of this section and if Lessor does so Lessee and those taking under and through Lessee hereby agree that such relief is appropriate and hereby irrevocable waive all objections to such relief.

6. SECURITY DEPOSIT. Lessor acknowledges receipt upon the execution hereof from Lessee of a sum in the amount of FOUR THOUSAND SEVEN HUNDRED' FIVE AND 25/100 DOLLARS ($4,705.25) to be held as collateral security (the "Security Deposit") for the payment of any rentals and other sums of money payable by Lessee under this Lease, and for the faithful performance of all other covenants and agreements of Lessee hereunder; the amount of said deposit, without interest, to be repaid to Lessee after the termination of this Lease and any renewal thereof, provided Lessee shall have made all such payments and performed all such covenants and agreements. Upon any default by Lessee hereunder, all or part of said deposit may, at Lessor's sole option, be applied on account of such default, and thereafter Lessee shall promptly restore the resulting deficiency in said deposit to be held in escrow or in trust and said deposit shall be deemed to be the property of Lessor.

7.	REPAIRS.

7.1. Repairs. Lessor shall keep the foundations, the four outer walls, the roof, downspout and gutters, the Common Areas (as hereinafter defined), all plumbing and sewage facilities, electrical systems, and heating, air-conditioning and ventilation systems of the Office Building and the Leased Premises in good repair, ordinary wear and tear excepted. Further, Lessor will keep and maintain at its sole cost and expense the Leased Premises; provided, however, Lessor shall not be responsible to maintain, repair or replace any portions of the Leased Premises that were constructed or installed by Lessee, unless Lessor has accepted responsibility for the same in writing, nor items owned by Lessee located within the Leased Premises.

7.2. Services to be provided by Lessor. Lessor agrees that it shall provide, without liability on Lessor's part for any failure not due to Lessor's negligence, the following:

1.	Maintenance of the Leased Premises, the Common Areas and appurtenances, in reasonable good repair.
2.	Adequate light for the Premises.
3.	Sanitary and toilet facilities for use by Lessee, its employees, customers and invitees, in common with other lessees and their respective employees, guests, customers and invitees.
4.	Cleaning of inside and outside of exterior windowpanes.
5.	Snow removal services, which shall include parking lot and all exterior walk ways.
6.	Lessee's name shall be placed on tenant directory.

8. COMMON AREAS.

8.1. Common Areas. Lessor shall make available from time to time within the Office Building such common areas (including but not limited to hallways, rest room facilities, parking areas, driveways, truckways, deliver passages, truck loading areas, access and egress roads, walkways, sidewalks, open and enclosed court, landscaped and planted areas and bus stops) (the "Common Areas") as Lessor shall deem appropriate. Lessor shall operate, manage, equip, light, repair and maintain said Common Areas in such manner as it, in its sole discretion, determines is necessary and may from time to time change the size, location and nature of any Common Area.

8.2. Lessee's Access. Lessee and its officers, employees, agents, customers and invitees shall have the non-exclusive right, in common with Lessor and all others to whom Lessor has or may hereafter grant rights, to use the Common Areas as designated from time to time by Lessor subject to such reasonable rules and regulations as Lessor may from time to time impose, including the designation of specific areas in which cars operated by Lessee, its officers, employees and agents must be parked. Lessee agrees after notice thereof to abide by such rules and regulations and to use its best efforts to cause its officers, employees, agents, customer and invitee to conform thereto. Lessor may at any time close temporarily any Common Area to make repairs or changes, to prevent the acquisition of public rights in such area or to discourage. non-customer parking; and may do such other acts in and to the Common Areas as in its judgment may be desirable to improve the convenience thereof. Lessee shall not at any time interfere with rights of Lessor and other lessees and their officers, employees, agents, customers and invitees, to use any part of the parking area and other Common Areas.

8.3. Common Area Charges. During the term of this Lease or any renewal hereof, Lessee shall be responsible to pay to Lessor as Additional Rent Lessee's Proportionate Share of any increase in Common Area Charges in any calendar year over the Common Area Charge Base 'Year Amount as defined in Section 1.11. "Common Area Charges" shall mean and include (a) all sums incurred in a manner deemed by Lessor to be reasonable and appropriate and for the best interest of the Office Building in connection with the operation, maintenance and repair of the Common Areas and Office Building, including costs incurred for the equipping, policing, protecting, advertising, promoting, lighting, heating, air conditioning, providing sanitation and other services for, snow removal, window cleaning, water, sewage, gas and electricity (subject to Lessee's responsibility under Article 14 hereof ), insuring (including any self-insurance and payment of deductible amounts under insurance policies), repairing, replacing and maintaining the (i) Common Areas, (ii) the Office Building and roof; and all other areas and facilities used in the maintenance or operation and utilization of the Office Building, and whether located within or outside of the Office Building, including operation and illumination of signage, service, hookup, connection fees and charges related to any of the foregoing, and also including the depreciation of maintenance equipment used in the operation and maintenance of the Common Areas and the Office Building, the total compensation and benefits (including premiums for worker's compensation and other insurance) paid to or on behalf of employees involved in the performance of work relating to any of the foregoing, the administrative costs, the management fees; and (b) any business privilege tax, any license fees, tax measured by or imposed upon the operations of the Office Building, but shall not include any federal or state income tax or any franchise, capital stock, estate or inheritance taxes. •

8.4. Payment. Lessee's Proportionate Share of Common Area Charges for each full and partial calendar year shall be paid in a single annual payment, in arrears, in an amount determined by Lessor after the end of each calendar year, hereinafter referred to as "Common Area Payment." Subsequent to the end of each full calendar year or partial calendar year, Lessor shall notify Lessee of Lessee's Proportionate Share of Common Area Charges for such full calendar year or partial calendar year. If the Commencement Date is a day other than the first day of the calendar year, or if the term of this Lease shall end on a day other than the last day of the calendar year, then Lessee's Proportionate Share of the Common Area Changes shall be billed and adjusted on the basis of such fraction of a calendar year, notwithstanding anything to the contrary hereinabove contained. Lessor shall have the right, at its option, to deduct the Common Area Payment from the Security Deposit or any other sums due to Lessee from Lessor.

9. TAXES.

9.1. Payment. The Lessor shall be responsible for annual real estate taxes equal to the sums levied and assessed for the Base Year. In the event the taxes levied and assessed against the real estate are increased beyond that imposed for the Base Year, whether occasioned by an increase in millage, an increase in assessment, imposition of a new tax or otherwise, during the term of this Lease, or any renewal thereof, the Lessee shall pay as Additional Rent Lessee's Proportionate Share of any increase in the taxes in any calendar year which are in excess of the Tax Base Year Amount This includes county, municipal and school district taxes and shall apply to any tax measured by the value, assessment or use of the real estate. Payment for such increases shall be made to Lessor in a lump sum within 30 days of Lessor's written notice to Lessee with appropriate bills evidencing same.

9.2. Taxes. Real estate taxes for the purpose of this Article shall mean all real property taxes and charges and assessments which are levied, assessed upon or imposed by any governmental authority during any calendar year of the term hereof with respect to the Office Building and the land on which the Office Building is located, and any improvements, fixtures, and equipment and all other property of Lessor, real or personal, located in the Office Building and used in connection with the operation of the Office Building. Real Estate taxes shall also include any tax which shall be levied or assessed in addition to or in lieu of such real or personal property taxes (including, without limitation, any municipal income tax), and any license fees, tax measured by or imposed upon rents, or other tax or charge upon Lessor's business of leasing the Office Building, but shall not include any federal or state income tax or any franchise, capital stock, estate or inheritance taxes. In the event that the tax statement from the taxing authority does not allocate assessment with respect to the Office Building and assessments relating to any other improvements located upon the land, which the Office Building is situated, Lessor shall make a reasonable determination of the proper allocation of such assessment.

10. SIGNS: DISPLAY WINDOWS - BUSINESS NAME AND ADDRESS. This paragraph is intended to permit reasonable scope for individuality in signs and to assist in maintaining the high architectural and business character of the Office Building. Lessee agrees to obtain Lessor's written approval in advance of the content, design and placement of all signs and similar advertising material, including lettering and other advertising media upon the exterior of the Leased Premises and the exterior and interior surfaces of all - doors and show windows. Unless otherwise agreed in writing between Lessor and Lessee, the availability of space and location on the main sign for the Office Building shall be provided to lessees at Lessor's discretion. Loud speakers, phonographs, radios or other means of broadcasting in a manner to be heard outside of Leased Premises shall not be used. No signs or advertising medium shall be used as to be a nuisance of menace to Lessor or other lessees. Lessee is responsible to pay the cost of installing, maintaining, changing and removing all signs. Lessee's advertising business name shall not be changed without Lessor's written consent and Lessor's name or that of the Office Building shall not be used in any confusing, detrimental or misleading manner. Lessee shall use the business address of the Office Building.

11. ALTERATIONS. INSTALLATIONS AND FIXTURES.

11.1. Alteration. Installations and Fixtures. Lessee shall not make any alterations, interior decorations, improvements or additions to the Leased Premises or attach any fixtures or equipment thereto without the Lessor's prior written approval. All alterations, interior decorations, improvements or additions made to the Leased Premises or the attachment of any fixtures or equipment thereto shall be performed at Lessee's sole cost and expense by Lessor or, at Lessor's sole option, by Lessee. So long as Lessee is not in default hereunder, Lessee shall have the right but, except as stated in the succeeding sentence, not the obligation to remove any of said alterations, interior decorations, improvements or additions caused to be made to the Leased Premises by Lessee, and any fixtures, furniture and equipment caused to be installed by Lessee, during and at the expiration of the Lease Term or any renewal thereof, providing that Lessee repairs any damage caused to the Leased Premises by said removal. Lessor, by notice to Lessee in writing at least one (1) month prior to the expiration of the Lease Term, or any renewal term thereof, may request that Lessee remove any of .the fixtures, furniture and equipment caused to be installed by Lessee, and if Lessor makes said request, Lessee shall remove on or before said expiration date such fixtures, furniture and equipment as are stated in such request and repair any damage caused to the Leased Premises by said removal. In the event that Lessor requests such removal and Lessee fails to remove same and repair any damage caused thereby on or before said expiration date, Lessee agrees to reimburse and pay Lessor for the cost of removing same and repairing any damage to the Leased Premises caused by said removal. All of said alterations, interior decorations, improvements, additions, fixtures, furniture and equipment remaining on the Leased Premises after said expiration date, or at such sooner termination date due to any default of Lessee shall become the property of Lessor.

11.2. Lessee Construction. In doing any such work of installation, removal, alteration or relocation, the Lessee shall use due care to cause as little damage or injury as possible to the Leased Premises and the Office Building and to repair all damage or injury that may occur to the Leased Premises of the Office Building in connection with such work. The

Lessee agrees in doing any such work in or about the Leased Premises to use its best efforts to engage only such labor as will not conflict with or cause strikes or other labor disturbances among the building service employees of the Lessor. Any contractors employed by Lessee for such installations shall be approved by the Lessor in writing before commencement of such work, but the Lessor shall not unreasonably withhold its approval and consent; provided, however, that all such contractors shall be required to carry worker's compensation insurance, public liability insurance and property damage insurance in amounts, form and content, and with companies satisfactory to Lessor. Prior to the commencement by Lessee of any work as set forth in this paragraph, Lessee must obtain, at its sole cost and expense, all necessary permits, authorizations and licenses required by the various governmental authorities having jurisdiction over the Leased Premises.

10.3. Liens. Prior to Lessee performing any construction or other work on or about the Leased Premises for which a lien could be filed against the Leased Premises or the Office Building, Lessee shall have its contractor execute a Waiver of Mechanics' Liens, satisfactory to Lessor, and provide Lessor with the original copy of same. Notwithstanding the foregoing, if any mechanics, or other lien shall be filed against the Leased Premises or the Office Building purporting to be for labor or material furnished or to be furnished at the request of the Lessee, then Lessee shall at its expense cause such lien to be discharged by payment, bond or otherwise, within ten (10) business days after the filing thereof. If Lessee shall fail to cause such lien to be discharged of record within such ten (10) day period, Lessor may cause such lien to be discharged by payment, bond, or otherwise, without investigation as to the validity thereof and as to any offsets or defenses thereto, and Lessee shall, upon demand, reimburse Lessor for all amounts paid and cost incurred including attorneys' fees, in having such lien discharged of record. Interest on such amount shall accrue at the Default Interest Rate from the date of payment by Lessor until the date of reimbursement of Lessor by Lessee.

10.4. Attachments of Fixtures. Notwithstanding anything to the contrary herein contained, all leasehold or building improvements or additions, such as hardwood floors, carpeting and padding, light fixtures and heating and air-conditioning equipment or any construction work done by the Lessee shall, when installed or completed, attach to the freehold and become and remain the property of the Lessor. All trade fixtures shall remain the property of the Lessee subject at all times to the Lessor's claim for rent and other sums that may become due to the Lessor under this Lease.

11.5 Risk of Loss. Lessee further agrees that all personal property of every kind or description which may at any time be in the Leased Premises shall be at Lessee's sole risk, or at the risk of those claiming under the Lessee. Lessor shall not be responsible or liable to Lessee for any loss or damage that may be occasioned by the acts or omissions of persons occupying any space adjacent to or adjoining Lessee's Leased Premises, or any part thereof. Lessor shall not be responsible or liable to Lessee for any loss or damage resulting to Lessee or its property or its business from roof leaks, water, gas, steam, fire, or the bursting, stoppage or leaking of water and/or sewer pipes, or from the heating or plumbing fixtures, or from electric wires, or from gas or odors, or caused in any manner whatsoever.

time, as a result of or in connection with any failure by Lessee to comply with the foregoing sentence or any act or omission or commission by Lessee, its employees, contractors or licensees, or as a result of or in connection with the use of which the Leased Premises are put (notwithstanding that such use may be for the purposes hereinbefore permitted or that such use may have been consented to by Lessor), the fire insurance rate(s) applicable to the Leased Premises, or the building in which same are located, or to any other premises in said building, or to any adjacent property owned or controlled by Lessor, or an affiliate of Lessor, and/or to the contents in any or all of the aforesaid properties (including rent insurance relating thereto) shall be higher than that which would be applicable for the least hazardous type of occupancy legally permitted therein, Lessee agrees that it will pay to Lessor, on demand, such portion of the premiums for all fire insurance policies in force with respect to the aforesaid properties (including rent insurance relating thereto) and the contents of any occupant thereof as shall be attributable to such higher rate (s). If Lessee installs any electrical equipment that overloads the lines in the Leased Premises or the building in which the Leased Premises are located, Lessee shall, at its own cost and expense promptly make whatever changes are necessary to remedy such condition and to comply with all requirements of the Lessor and the Board of Fire Insurance Underwriters and any similar body and any governmental authority having jurisdiction thereof. For the purpose of this paragraph, any finding or schedule of the Fire Insurance Rating Organization having jurisdiction thereof shall be deemed to be conclusive. In the event that this Lease so permits and Lessee engages in the preparation of food or packaged foods or engages in the use, sale or storage of inflammable or combustible material, Lessee shall install chemical extinguishing devices (such as usual) approved by the Fire Insurance Rating Organization and shall keep such devices under service as required by such organization. If natural gas is used in the Leased Premises, Lessee shall install gas cutoff devices (manual and automatic),

12.5. Waiver of Subrogation. Each insurance policy carried by Lessee and insuring all or any part of the Office Building, the Leased Premises, including improvements, alterations and changes in and to the Leased Premises made by Lessee or Lessor and Lessee's trade fixtures and contents therein, shall be written in a manner to provide that the insurance company waives all right of recovery by way of subrogation against Lessor, in connection with any loss or damage to the Leased Premises, Lessee's property or the Office Building and contents caused by any of the perils covered by fire and extended which either party may be reimbursed as a result of insurance coverage affecting any loss suffered by it. So long as the policy or "policies involved can be so written, Lessor shall not be liable to Lessee for such loss or damage.

13. ASSIGNMENT AND SUBLETTING.

13.1. Assignment and Subletting. Lessee covenants and agrees not to assign this Lease or to sublet the whole or any part of the Leased Premises, or assign or sublet any of the parking spaces which Lessee is either entitled to exclusively use or use in common" with others, or to permit any person or entities other than affiliated companies to occupy same without the written consent of the Lessor, notwithstanding reference herein to "assignees." Any assignment or subletting, even with the consent of Lessor, shall not relieve Lessee from liability for payment of rent or other sums herein provided or for the obligation to keep and be bound by the terms, conditions and covenants of this Lease, notwithstanding the fact that this Lease may be amended by agreement between such assignee or sublessee and Lessor. In the event any assignment or subletting, even with the consent of Lessor, results in rental income or other lease charges in an amount greater than that provided for in this Lease, then such excess shall belong to the Lessor and shall be payable to Lessor as additional rental herein reserved.

13.2. Non-Waiver. The acceptance of rent from any other person shall not be deemed to be a waiver of any of the provisions of this Lease or to be a consent to the assignment of this Lease or subletting if the Leased Premises. Any consent by Lessor to an assignment or sublease by Lessee, shall apply only to the specific transaction thereby authorized and shall not relieve Lessee from the requirement of obtaining prior written consent of Lessor to any further assignment or sublease.

13.3. Assignment for Benefit of Creditors. An assignment for the benefit of creditors or by operation of law shall not be effective to transfer any right to assignee without the written consent of the Lessor first having been obtained.

13.4. Change of Ownership - Corporation. If Lessee is a corporation, then if at any time during the term of this Lease any part or all of the corporate shares of Lessee shall be transferred by sale, assignment, bequest, inheritance, operation of law or other disposition so as to result in a change in the present effective voting control of Lessee by the person or persons owning a majority of said corporate shares on the date of this Lease, Lessee shall promptly notify Lessor in writing of such change, and such transfer of ownership shall constitute a prohibited assignment of this Lease for purposes of Section 13.1 hereof.

13.5. Change of Ownership - Partnership. If Lessee is a partnership and if at any time during the term hereof or any extension or renewal thereof, the person or persons who, at the time of the execution of this Lease, owns or own the controlling interest or the general partner's interest, as the case may be, ceases to own the controlling interest or the general partners' interest, such cessation of ownership and such transfer of ownership shall constitute a prohibited assignment of this Lease for purposes of Section 13.1 hereof.

13.6. Binding Terms. Except as otherwise expressly provided herein, the terms and provisions hereof shall be binding upon and shall inure to the benefit of the heirs, executors, administrations, successors and permitted assigns, respectively, of the Lessor and Lessee. Each term and each provision of this Lease to be performed by the Lessee shall be construed to be both a covenant and a condition. Any covenants contained in this Lease that contemplate performance after the term of this Lease shall survive the term. The reference contained to successors and assigns of Lessee is not intended to constitute a consent to assignment by Lessee but has reference only to those instances in which Lessor may have given written consent to a particular assignment.

14. UTILITY SERVICES. Lessee agrees to pay for all electricity rendered or furnished to the Leased Premises. Other utilities will be provided by Lessor arid include water and sewer and gas. Lessee is responsible for any telephone and cable charges. Lessor shall not be liable to Lessee for any interruption in service of any utility. In the event that Lessor determines that

Lessee's estimated usage of any common utility exceeds Lessee's Proportionate Share for such utility, then Lessee agrees to pay the charge for such excess usage to Lessor within 10 days of receiving a bill for such charge from Lessor.

15. EMINENT DOMAIN.

15.1. Entire Premises: If substantially all of the Leased Premises hereby leased shall be taken by any public authority under the power of eminent domain, then the term of this Lease shall cease as of the day possession shall be taken by such public authority and the rent shall be paid up to that day with an appropriate proportionate refund by Lessor of such rent as may have been paid in advance.

15.2. Partial Taking, (a) If more than one-third of the Leased Premises shall be taken under eminent domain, Lessee shall have the right to terminate this Lease, or, subject to Lessor's right of termination as hereinafter in this Paragraph set forth, to continue in possession of the remainder of the - Leased Premises and Lessee shall notify Lessor in writing, within ten (10) business days after such taking of Lessee's election. In the event Lessee elects to remain in possession, all of the terms herein provided shall continue in effect, except that the Minimum Rent shall be reduced in proportion to the amount of the Leased Premises taken and Lessor shall at its own cost and expense make all necessary repairs or alterations to the basic building, store front and interior work as to constitute the remaining Leased Premises a complete architectural repairs and alterations to, and resonations of, Lessee's fixtures, floor covering, furniture, equipment, decorations, signs and contents.

(b) If more than one-third of the Office Building shall be taken under power of eminent domain or if the unexpired portion of the term of this Lease shall be three years or less at the date of taking of any portion of the Office Building, Lessor may terminate this Lease by written notice to Lessee delivered within ten (10) business days on or before the date of surrendering possession to the public authority.

15.3. Damages. In any event, all damages awarded for such taking under the power of eminent domain, whether for the whole or a part of the Leased Premises, shall belong to and be the property of Lessor whether such damages shall be awarded as compensation for diminution in value to the leasehold or to the fee of the Leased Premises; provided, however, that Lessor shall not be entitled to any award made to Lessee for loss of business, fair value of, and cost of removal of stock and fixtures unless same diminishes or adversely affects Lessor's award.

15.4. "Oefinitirm The term "eminent domain" shall include the exercise of any similar governmental power and any purchase or other acquisition in lieu of condemnations.

16. DAMAGE BY FIRE OR OTHER CASUALTY.

16.1. Covered Casualty. Should the Leased Premises (or any part thereof) be damaged or destroyed by fire or other casualty insured under the standard fire and casualty insurance policy with approved standard extended coverage endorsement applicable to the

Leased Premises, Lessor shall, except as otherwise provided herein, and to the extent it recovers proceeds from such insurance, repair and/or rebuild the same with reasonable diligence. Lessor's obligation hereunder shall be limited to the building and improvements originally provided by Lessor at the Commencement Date of the term of this Lease. Lessor shall not be obligated to repair, rebuild or replace any property belonging to . Lessee or any improvements to the Leased Premises furnished by Lessee. If there should be a substantial interference with the operation of Lessee's business in the Leased Premises as a result of such damage or destruction which requires Lessee to temporarily close its business to the public, only the Minimum Rent shall abate as of the date of damage or destruction.

16.2. Termination. Notwithstanding anything to the contrary contained in the preceding or elsewhere in this Lease, Lessor, at its option, may terminate this Lease upon thirty (30) days prior written notice to Lessee given within ninety (90) days after the occurrence of any damage or destruction if (1) the Leased Premises be damaged or destroyed as a result of a risk which is not covered by Lessor's insurance or (2) the Leased Premises be damaged and the cost to repair the same shall be more than twenty-five percent (25%) or more of the then monetary value thereof (whether the Leased Premises be damaged or not), or (3) if any or all of the buildings or Common Areas of the Office Building are damaged (whether or not the Leased Premises are damaged) to such as extent that, in the sole judgment of Lessor, the Office Building cannot be operated as an integral unit, or (4) the mortgage holder(s) on the Office Building will not permit repair or replacement of the Office Building.

16.3. Rent. Except to the extent specifically provided for in this Lease, none of the rentals payable by Lessee, nor any of Lessee's other obligations under any provisions of this Lease, shall be affected by any damage to or destruction of the Premises by any cause whatsoever. Lessee hereby specifically waives any and all additional rights it might otherwise have under any other law or statute.

17. SECURITY INTEREST. In order to secure Lessee's obligations hereunder, Lessee hereby grants the Lessor a security interest under the Pennsylvania Uniform Commercial Code, as amended, in and to all inventory, equipment, fixtures, trade fixtures and furniture owned by Lessee and located on the Leased Premises, including all leasehold improvements, all accounts receivable, all books, records, invoices, contract rights, chattel paper, documents, instruments and general intangibles, now or hereafter acquired and all additions to any of the foregoing and all replacements, proceeds and products thereof. Lessee shall join with Lessor in executing financing statements to perfect this security interest if Lessor shall request.

18. SUBORDINATION AND ESTOPPEL CERTIFICATE.

18.1. Subordination. This Lease shall be subject and subordinate at all times to the lien of any mortgages and/or rents and/or other encumbrances now or hereafter placed on the Leased Premises without the necessity of any further instrument or act on the part of the Lessee to effectuate such subordination, but the Lessee covenants and agrees to execute and deliver upon demand such further instrument or instruments evidencing such subordination of this Lease to the lien of any such mortgage or mortgages and/or ground rent and/or other encumbrances as shall be desired by any mortgagee or proposed mortgagee or by any person. The Lessee hereby appoints the Lessor attorney in fact of the Lessee irrevocably, to execute and deliver any such instruments for and in the name of the Lessee.

18.2. Certificate. Lessee shall, at any time and from time to time and within ten (10) business days after written request by Lessor, execute, acknowledge and deliver to Lessor a statement in writing duly executed by Lessee (i) certifying that this Lease is in full force and effect without modification or amendment (or, if there have been any modifications or amendments, that this Lease in full force and effect as modified and amended and setting forth in modifications and amendments), (ii) certifying the dates to which annual basic rental and additional rent have been paid, and (iii) either certifying that to the knowledge of the Lessee no default exists under this Lease or specifying each such default; it being the intention and agreement of Lessor and Lessee that any such statement of Lessee may be relied upon by a prospective purchaser or a prospective or current mortgagee of the Office Building, or by others, in any matter affecting the Leased Premises.

19. SURRENDER.

19.1. Surrender. On the last day of the term or on the sooner termination thereof, Lessee shall peaceably surrender the Leased Premises in good order, condition and repair, broom-clean, fire and other insurable casualty and reasonable wear and tear excepted. Lessee shall at its expense, remove its trade fixtures, signs from the Leased Premises, and any property required to be removed pursuant to the provisions of Section 11 and any property not removed shall be deemed abandoned in accordance with Section 11. Any damage caused by Lessee in the removal of such items shall be repaired by and at Lessee's expense.

19.2. Fixtures. All alterations, additions, improvements and fixtures (other than Lessee's trade fixtures, signs and carpeting) which shall have been made or installed by either Lessor or Lessee upon the Leased Premises and all hard surface bonded or adhesively affixed flooring shall remain upon and be surrendered with the Leased Premises as a part thereof in accordance with Section 11, without disturbance, molestation or injury, and without charge, at the expiration or termination of this Lease. If the Leased Premises be not surrendered at the end of the term or the sooner termination thereof, Lessee shall indemnify Lessor against loss or liability resulting from delay by Lessee in so surrendering the premises, including, without limitation, claims made by any succeeding Lessee founded on such delay. Lessee shall promptly surrender all keys for the Leased Premises to Lessor at the place then fixed for payment of rent and shall inform Lessor of combinations on any locks and safes on the Leased Premises.

20. DEFAULT BY LESSEE.

20.1. Events of Default. All rights and remedies of Lessor herein enumerated shall "be cumulative, and none shall exclude any other rights or remedies allowed by law or in equity. The occurrence of any of the following shall constitute a default and breach of this Lease by Lessee:

(a) If Lessee shall fail, neglect or refuse to pay any installment of Minimum Rent at the time and in the amount as herein provided, or to pay Additional Rent or any other monies agreed by it to be paid promptly when and as the same shall become due and payable under the terms hereof, and if any such default should continue for a period of more then ten (10) days; or

(b) If Lessee defaults in a performance of any non-monetary obligation under this Lease and Lessor shall have given Lessee written notice of such non-monetary default, it shall be an event of default if Lessee does not cure such default within ten (10) days after said notice, or if such default can not reasonably be cured within such ten (10) day period, through the exercise of Lessee's best efforts, and Lessee does not commence or proceed to use its best efforts to continuously and diligently cure such default; or

(c) If Lessee shall abandon or vacate the Leased Premises or shall fail, neglect or refuse to keep and perform any of the other covenants, conditions, stipulations or agreements herein contained, and in the event any such default shall continue for a period of more than ten (10) days after notice thereof is given in writing to Lessee by Lessor (provided, however, that if the cause for giving such notice involves the making of repairs or other matters reasonably requiring a longer period of time than the period of such notice, Lessee shall be deemed to have complied with such notice as long as it has commenced-to comply with said notice within the period set forth in the notice and is diligently prosecuting compliance of said notice); or

' (d) If Lessee shall on three (3) or more occasions be late in the payment of Rent or other sums or charges due Lessor under this Lease or shall repeatedly default in the keeping, observing, or performing of any other covenants or agreements herein contained to be kept, observed or performed by Lessee (provided notice of payment or other defaults shall have been given to Lessee, but irrespective of whether or not Lessee shall have timely cured any such payment or other defaults of which notice was given); or

(e) If any execution or attachment shall be issued against Lessee or any of Lessee's property, and shall not be satisfied, discharged or vacated within sixty (60) days after the issuance thereof; or

(f) If Lessee files for bankruptcy or is insolvent within the meaning of any bankruptcy law or makes an assignment for the benefit of creditors or has a trustee or receiver (or similar officer) appointed to hold or conserve its assets or operate its business or is or becomes subject to any involuntary bankruptcy preceding and does not have such proceedings vacated or dismissed within sixty (60) days of filing or is unable to pay its obligation as they become due.

20.2. Remedies. In the event of any such default or breach of this Lease by Lessee, Lessor shall have the right and option to pursue any. and all remedies available to Lessor at law or in equity for such default or breach, at Lessor's option, either singly, or in the alternative, or cumulatively, as appropriate, including without limitation, the following:

(a) Lessor has the right to declare the entire Rent due for the balance of the term hereof immediately due and payable by Lessee; and,

(b) Lessor may proceed in any court of competent jurisdiction. for the collection of the Rent, including accelerated Rent, together with the recovery from Lessee of reasonable attorney's fees and costs incurred by Lessor in connection therewith; and,

(c) Lessor may terminate this Lease, in which event Lessee shall immediately surrender the Leased Premises to Lessor. Lessee agrees to pay to Lessor on demand in addition to all other amounts due the amount of all costs, losses and damages which Lessor may suffer by reason of such termination whether through an inability to relet the Leased Premises on satisfactory terms or otherwise; and,

(d) If Lessee has abandoned the Leased Premises, Lessor may reenter and remove all property of Lessee, and such property may be stored in a public warehouse or elsewhere at the cost of the Lessee, all without service of notice or resort to legal process and without being deemed guilty, of any manner of trespass and without prejudice to any remedies which might otherwise be used by Lessor; and,

(e) Lessor may bring an action in ejectment to remove Lessee from the Leased Premises and regain possession of the Premises, together with the recovery from Lessee of reasonable attorney's fees and costs incurred by Lessor in connection therewith; and,

(f) Lessor may, without demand, proceed by distress and sale to levy such rent and all costs and reasonable attorney's fees, in which event appraisement is hereby expressly waived.

(g) LESSOR MAY CONFESS JUDGEMENT FOR MONEY DAMAGES AND/OR POSSESSION IN ACCORDANCE WITH THE FOLLOWING CONFENSION OF JUDGEMENT CLAUSES: LESSEE HEREBY AUTHORIZES AND EMPOWERS ANY PROTHONOTARY, CLERK OF COURT OR ATTORNEY OF ANY COURT OF RECORD SITUATE IN THE COMMONWEALTH OF PENNSYLVANIA, TO APPEAR FOR LESSEE, AS OF ANY TERM IN ANY AND ALL ACTIONS WHICH MAY BE BROUGHT FOR POSSESSION OF THE LEASED PREMISES, AND/OR AS THE CASE MAY BE FOR RENT, MINIMUM RENT, ADDITIONAL RENT AND/OR OTHER CHARGES, PAYMENTS, COSTS AND EXPENSES PROVIDED FOR IN THE LEASE, OR AGREED TO BE PAID BY LESSEE, INCLUDING WITHOUT LIMITATION, LEGAL FEES, DEFAULT OR OTHER INTEREST, COSTS, EXPENSES AND FEES, AND TO SIGN FOR LESSEE AN AGREEMENT FOR ENTERING IN ANY COURT AN AMICABLE ACTION OR ACTIONS FOR THE RECOVERY OF POSSESSION AND/OR ALL SUCH AMOUNTS, CHARGES, PAYMENTS, COSTS, EXPENSES AND RENT AND IN SAID ACTION OR OTHER ACTIONS, WHETHER AMICABLE OR NOT, TO

CONFESS JUDGEMENT AGAINST LESSEE FOR POSSESSION AND ALL OR ANY PART OF THE RENT AND OTHER CHARGES DUE, INCLUDING WITHOUT LIMITATION, LEGAL FEES, RELATED COSTS, INTEREST, PENALTY AND OTHER CHARGES. SUCH AUTHORITY AND INSTRUCTION SHALL NOT BE EXHAUSTED BY ONE EXERCISE THEREOF OR ANY IMPERFECT EXERCISE THEREOF, BUT JUDGEMENT MAY BE CONFESSED AND GARNISHMENT THEREON MADE WITHOUT NOTICE TO LESSEE AND OTHER ACTIONS TAKEN AS AFORESAID FROM TIME TO TIME AS OFTEN AS ANY AMOUNT OF RENT OR OTHERWISE SHALL BE DUE AND SUCH POWERS AND INSTRUCTIONS MAY BE EXERCISED BEFORE AND AFTER THE EXPIRATION OF THE ORIGINAL TERM AND ANY EXTENSIONS OR RENEWAL OF THIS LEASE OR BEFORE AND AFTER THE TERMINATION THEREOF . IN ANY AMICABLE ACTION, LESSOR SHALL CAUSE TO BE FILED IN SUCH ACTION AN AFFIDAVIT MADE BY LESSOR OR SOMEONE ACTING FOR IT SETTING FORTH THE FACTS NECESSARY TO AUTHORIZE THE ENTRY OF JUDGEMENT (OF WHICH FACTS, SUCH AFFIDAVIT SHALL BE CONCLUSIVE), AND IF A TRUE COPY OF THIS LEASE (AND OF TRUTH OF THE COPY, SUCH AFFIDAVIT SHALL BE SUFFICIENT) BE FILED IN SUCH ACTION, IT SHALL NOT NECESSARY TO FILE THE ORIGINAL LEASE AS A WARRANT OF ATTORNEY, ANY RULE OF COURT, CUSTOM OR PRACTICE TO THE CONTRARY NOTWITHSTANDING.

y n
LESSEE HEREBY EXPRESSLY AND IRREVOCABLY RELEASES LESSOR AND ANY AND ALL ATTORNEYS, SHERIFFS, MARSHALS, PROTHONOTARY, CLERKS OF COURT, JUDICIAL OFFICERS, OFFICIALS AND PRIVATE AGENTS AND PROCESS SERVERS, AND OTHERS WHO MAY APPEAR FOR LESSEE OR MAY IN ANY MANNER ACT IN CONNECTION WITH SUCH ACTIONS, FROM ALL ERRORS IN ANY SAID PROCEEDINGS AND ACTIONS, AND FROM ALL LIABILITY, DAMAGES, INJURY AND OBLIGATION IN CONNECTION THEREWITH. LESSEE EXPRESSLY WAIVES THE BENEFITS OF ALL LAWS NOW OR HEREAFTER IN FORCE, EXEMPTING ANY GOODS IN OR ON THE LEASED PREMISES, OR ELSEWHERE, FROM DISTRAINT, LANDLORD'S LIENS, LEVY OR SALE IN ANY LEGAL OR PRIVATE PROCEEDINGS TAKEN BY LESSOR TO ENFORCE ANY RIGHTS UNDER THIS LEASE. LESSEE FURTHER WAIVES THE RIGHT OF INQUISITION ON ANY REAL ESTATE THAT MAY BE LEVIED UPON TO COLLECT ANY AMOUNT WHICH MAY BE DUE UNDER THE TERMS OF THIS LEASE AND DOES HEREBY VOLUNTARILY CONDEMN THE SAME AND AUTHORIZES THE PROTHONOTARY OR CLERK OF ANY COURT TO ISSUE A WRIT OF EXECUTION OR OTHER PROCESS UPON LESSEE'S VOLUNTARY CONDEMNATION, AND FURTHER AGREES THAT ALL SUCH GOODS AND REAL ESTATE MAY BE SOLD UPON A WRIT OF EXECUTION OR OTHER PROCESS AND FURTHER AUTHORIZES, INDEMNIFIES AND HOLDS HARMLESS EVERY PROTHONOTARY, CLERK, ATTORNEY, SHERIFF, MARSHALL, AND OTHER PERSONS WHO SELL AND DISPOSE OF ALL

POSSESSIONS OR REAL ESTATE OF THE LESSEE PURSUANT THERETO, AND FROM ALL CLAIMS, LIABILITIES, COSTS, EXPENSES AND OBLIGATIONS.

THESE WARRANTS OF ATTORNEY AND INSTRUCTION AND AUTHORIZATIONS TO CONFESS JUDGEMENT SHALL AUTOMATICALLY BIND AND BE EFFECTIVE AND ENFORCEABLE AGAINST EVERY ASSIGNEE, SUBLESSEE, UNDERLESSEE, SUCCESSOR, CONCESSIONAIRE, LICENSEE AND OTHERS TAKING UNDER AND THROUGH LESSEE, WHETHER OR NOT LESSOR HAS CONSENTED THERETO, AS EFFECTIVELY AS IF EACH HAS SEPARATELY SIGNED THESE PROVISIONS.

The right to enter judgment against Lessee and to enforce all of 1he provisions in the Lease herein provided may be exercised by Lessor and any assignee of Lessor, and all rights of Lessor hereunder shall be cumulative and concurrent and shall not in any manner be effected nor terminated by the voluntary or involuntary abandonment, surrender or vacation of the Leased Premises, by the expiration or termination of this Lease or any other act or omission.

Lessor, in any event, shall have no duty to mitigate damages.

20.3. No Waiver of Distraint or Lien. Lessor hereby expressly does not waive any rights granted by or under present or future laws to levy or distrain for rent in arrears or in advance or both on any goods, merchandise, fixtures, equipment or other personal property of Lessee and does not waive its statutory lien.

21. BANKRUPTCY OR INSOLVENCY.

21.1 Bankruptcy. If at any time prior to the date herein fixed as the commencement of the term of the Lease or at any time thereafter, there shall be filed by or against Lessee or any guarantor of this Lease in any court pursuant to any statute either of the United States or of any State, a petition in bankruptcy or insolvency or for the reorganization or for the appointment of a receiver or trustee of all or a portion of Lessee's property or the property of any guarantor of this Lease, or if Lessee or any guarantor of this Lease makes an assignment for the benefit of creditors or if there is an assignment by operation of law, or if Lessee makes application to creditors to settle or compound or extend the time for payment of Lessee's obligation, or if any execution or attachment shall be levied upon any of the Lessee's property or the Leased Premises are taken or occupied or attempted to be taken or occupied by someone other than the Lessee, then this Lease shall at the Lessor's option be canceled and terminated and in which event, neither Lessee nor any person claiming through or under Lessee or by virtue of any statute or of any order of any court shall be entitled to possession of the Leased Premises.

21.2. Bankruptcy Trustee. Notwithstanding the above, if a proceeding is filed by or against the Lessee pursuant to the Federal Bankruptcy Reform Act of 1978, 11 U.S.C. Section 101 et. seq., the provisions of that act shall govern and this Lease may not be terminated by Lessor's option solely by reason of the filing of such proceeding. The Trustee hereby appointed shall have the power to assume or reject this Lease with the approval of the court. If, at the time of the filing of such proceeding, the Lessee is in default of any provision of this Lease other than as provided in this Paragraph, the Trustee may not assume this Lease unless adequate assurances are provided to Lessor that: each default will be cured; the Lessor will be compensated for any loss caused by a default by the Lessee; and the Lease will be fully performed in the future. Lessor shall have the right to notify the Trustee of any outstanding defaults by Lessee and may petition the court to require the Trustee to decide whether to assume or reject the Lease within a specific period of time. The trustee may not assign the Lease without first having provided Lessor with adequate assurances that the assignee will fully perform under the Lease.

22. HOLDING OVER. In the event Lessee remains in possession of all or any part of the Leased Premises after the expiration of the term of this Lease or any renewal thereof, Lessee shall be deemed to be occupying the Leased Premises as a lessee from month to month at a monthly rental equal to twice the sum of the monthly installment of Minimum Rent payable during the last month of the term or any extension or renewal that was in effect.

23. NOTICES. Any notice required to be given or served shall be sent by registered mail to such party at the address set forth above, and either party may, by like written notice, at anytime designate a different address to which notices shall subsequently be sent. Each such mailed notice shall be deemed to have been given to or served upon the party to which addressed, on the date the same is deposited in the United States mail, postage prepaid, and properly addressed in the manner above provided.

24. GOVERNMENTAL REGULATIONS. The Lessee agrees that it will, at its sole cost and expense, promptly fulfill and comply with all laws, ordinances, regulations and requirements of the local municipality, County, State and Federal Governments and any and all departments thereof having jurisdiction over the Office Building, and of the National Board of Fire Underwriters or any other similar body now or hereafter constituted, affecting the Lessee's occupancy of the Leased Premises or the business conducted therein. Lessee shall be fully responsible for obtaining and maintaining all proper permits.

25. GENERAL. This Lease does not create the relationship of principal and agent or of partnership or of joint venture or of any association between Lessor and Lessee, the sole relationship between Lessor and Lessee being that of Lessor and Lessee. No waiver of any default of Lessee hereunder shall be implied from any omission by Lessor to take any action or account of such default if such default persists or is repeated, and no express waiver shall affect any default other than the default specified in the express waiver and that only for the time and to the extent therein stated. One or more waivers by Lessor shall not be construed as a waiver of subsequent breach of the same covenant, term or condition. The consent to or approval by Lessor of any act by Lessee requiring Lessor's consent or approval shall not waive or render unnecessary Lessor's consent to or approval of any subsequent similar act by Lessee. Each term and each provision of this Lease performable by Lessee shall be construed to be both a covenant and a condition. No action required or permitted to be taken by or on behalf of Lessor under the terms or provisions of this Lease shall be deemed to constitute an eviction or disturbance of Lessee's possession of the Leased Premises and the submission of this Lease or a summary of some or all of its provisions for examination does not constitute a reservation of or option for the Leased Premises and this Lease become effective as a lease only upon execution and delivery thereof by Lessor and by Lessee. The marginal or topical headings of the several paragraphs and sub-paragraphs and clauses are for convenience only and do not define, limit or construe the content of such paragraphs and sub-paragraphs or clauses. All laws of the Commonwealth of Pennsylvania shall govern the validity, performance and enforcement of this Lease.

22. CONSENTS BY LESSOR. Whenever under this Lease provision is made for Lessee securing the consent or approval by Lessor, such consent or approval shall be in writing and shall not be unreasonably withheld, save that Lessor's right to withhold consent or approval to the assignment of this Lease or subletting of the Leased Premises shall remain unqualified.

23. NON-LIABILITY. Lessor shall not be responsible or liable to Lessee for any loss or damage that may be occasioned by or through the acts or omissions of persons occupying adjoining premises or any part of the premises adjacent to or connected with the Leased Premises hereby leased or any part of the building of which the Leased Premises are a part or any persons transacting any business in Office Building or present in Office Building for any other purpose or for any loss or damage resulting to Lessee or its property from bursting, stopped or leaking water, gas, sewer, sprinkler or steam pipes or plumbing fixtures or from any failure of or defect in any electric line, circuit or facility.

24. NON-RECOXJRSE CLAUSES. Lessor's obligations hereunder shall be binding upon Lessor only for the period of time that Lessor is in ownership of the Office Building; and, upon termination of that ownership, Lessee, except as to any obligations which have then matured, shall look solely to Lessor's successor in interest in the Office Building for satisfaction of each and every obligation of Lessor hereunder. Lessor shall have no personal liability under any of the terms, conditions or covenants of this Lease and Lessee shall look solely to the equity of the Lessor in the Office Building in which the Leased Premises form a part of the satisfaction of any claim, remedy or cause of action accruing to Lessee as a result of the breach of any action of this Lease by Lessor.

25. QUIET ENJOYMENT. Lessor covenants and agrees with Lessee that upon Lessee paying the rent and performing all of the terms and conditions on Lessee's part to be observed and performed, Lessee may peaceably and quietly enjoy the Leased Premises hereby leased, subject, nevertheless, to the terms and conditions of this Lease.

26. ACCESS TO LEASED PREMISES. Lessee further agrees to permit the Lessor or the Lessor's agents to inspect or examine the Leased Premises at any reasonable time of business, and to permit the Lessor to make such repairs or improvements to the building of which the Leased Premises are a part that the Lessor may deem desirable or necessary for its preservation and which the Lessee has not covenanted herein to do or has failed to do. In the event of any emergency, Lessor shall have the right to enter the Leased Premises without Lessee permission. Lessee further agrees that on and after ninety (90) days next preceding the expiration of the term of this Lease the Lessor or its agents shall have the right to show the

Leased Premises to potential lessees, and to place notices offering the Leased Premises "To Let" or "For Sale" on the front of the Leased Premises or any part thereof.

22. NON-RECORDATION. Lessee shall not record this Lease or a Memorandum of this Lease, without the prior written consent of the Lessor.

23. WAIVER OF LESSEE'S RIGHTS. The Lessee both waives a trial by jury of any or all issues arising in any action or proceeding between the parties hereto or their successors, under or connected with this Lease, or any of its provisions.

24. ENTIRE AGREEMENT. The Lease and the Exhibits, and.Rider (s), if any, attached hereto and forming a part hereof, set forth all the covenants, promises, agreements, conditions and understandings between Lessor and Lessee concerning the Leased Premises and there are no covenants, promises, agreements, conditions or understanding, either oral or written, between them other than as herein set forth. Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Lessor or Lessee unless reduced to writing and signed by them.

WARNING: THIS DOCUMENT CONTAINS A PROVISION AUTHORIZING THE ENTRY OF JUDGMENT BY CONFESSION. THIS MEANS THAT A JUDGMENT COULD BE ENTERED AGAINST YOU WITHOUT NOTICE OR TRIAL. THIS COULD RESULT IN YOUR PROPERTY BEING SOLD BY THE SHERIFF IN ORDER TO SATISFY THIS JUDGMENT. BY SIGNING THIS DOCUMENT, YOU ACKNOWLEDGE THAT YOU HAVE READ AND UNDERSTOOD ALL OF THE TERMS CONTAINED HEREIN, AND THAT YOU HAVE BEEN REPRESENTED BY AN ATTORNEY.

25. RIGHT OF FIRST REFUSAL. Lessee shall have the right of first refusal to lease any adjacent space in Building Two that is available now or in the future. Lessee shall notify Lessor in writing within ten (10) days of notification of its intention to or not to lease additional space in Building Two.

IN WITNESS WHEREOF, the Lessor and Lessee have caused these presents to be

LESSOR:
WITNESS:

Howard Engelberg
LESSEE:
HADDAD-WYLIE INDUSTRIES LLC
ATTEST/WITNESS
&
Deric Haddad, President
executed the day and year first above written.
PRUDENTIAL REALTY CO., AGENT FOR RIVERTECH ASSOCIATES, L.P., a Pennsylvania Licpjfejl Partnership

By:

PENNEB * ASSOCIATESARCHlTECre

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PROPOSED BOCD-OUr FOR
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EXHIBIT "A" (Continued)

2 5

3

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30 TJ

OFFICE
16'x11'
(BRADLEY +2)
FILES
FLAT FILES
PRINT/FAX/COPY
14'x8'
CPY
PLOTTER
KITCHENETTE
RECEPTION
COATS
ENTRY/
WAITING
JAN.
UP
KITCHENETTE
CONFERENCE
23'x11'
OFFICE
14'x9'
(BECKY)
OFFICE
9'x12'
(JESSE)

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*

EXHIBIT nB"

RIVERTECH OFFICE WORKS SOUTH WATER STREET

Building Standards

Demised Space Envelope:
Perimeter walls and ceilings in demised space will be painted drywall.

Partitions:
Base building partitions consist of closet and toilet room partitions as shown on the base building plans. The partitions will be meta! studs with Yz painted drywall.

Doors:
Door openings will be as shown on current base building plans. Exterior doors are aluminum, with key cylinders on the exterior and thumb turns on the interior. Interior doors are split jamb, hollow core pre-hung doors with privacy or passage sets.

Ceilings:
Loft area, closet, and toilet room ceilings will be 2' x 4' acoustic tile. All other ceilings will be drywall ready for paint.

Floor Coverings:
Mezzanine floors will be carpet by Landlord. Spiral stair treads will be metal. AH first floor areas will be polished concrete.

Lighting:
Exit & Emergency fighting will be as shown on base building plans. One exit sign and one emergency head without door remote head for each space.

Each space will receive one under cabinet light {type UC), 1. wall mounted fixture over mirror in toilet room (type B), 4 hanging fixtures in high ceiling area (type A), and 3 strip fixtures in ceilings above and below mezzanine (type AF). Each space will receive one ' non-lighted 52" ceiling mounted paddle fan. (Modern Fan).

Electric:
Each space will receive switching for lighting and fan. Three compartment base track will be installed around the 1st floor and mezzanine perimeters for phone, data, and electrical power. With the exception of 9 duplex receptacles installed at the kitchen, toilet room, and spiral stair areas, all other convenience outlets (16) and phone/data outlets (9) will be confined to the base track.

EXHIBIT "B" (cont'd)

Services:
Landlord will provide a 1 -200-amp panel, 1 telephone backboard with an empty conduit to Verizon's pedestal, and 1 CATV backboard with an empty conduit to Comcast's pedestal.

H.V.A.C.
Each space will be provided:
•	One split system with an attic mounted heat pump and exterior cooling compressor. Ductwork will be standard rectangular duct where hidden, and spiral where exposed.
•	One high and one low return air diffuser
•	, One high supply duct along ridge with diffusers directed to both sides.
•	One supply duct along outer edge of mezzanine with diffusers directed to both sides.

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SHRUB PLANTING DETAIL
N.T.S.
LANDSCAPING PLAN
1"=30'
BUILD TO SUIT
LEASED
LEASED
LEASED
EAST CARSON STREET S.R. 0837
MONONGAHELA RIVER

SCHEMATIC DESIGN

AMERITECH OFFICE WORKS

PENNER & ASSOCIATES ARCHITECTS

TAI LEE